FOR IMMEDIATE RELEASE

Contact:	FGS Global
212-687-8080 (U.S.)
VectorGroupIR@fgsglobal.com
J. Bryant Kirkland III, Vector Group Ltd.
305-579-8000
VECTOR GROUP REPORTS FOURTH QUARTER AND FULL YEAR 2023 FINANCIAL RESULTS
Montego maintains position as largest discount brand in the U.S.

Fourth Quarter 2023 Highlights:
•Consolidated revenues of $360.4 million, down 0.9% or $3.4 million compared to the prior year period.
•Tobacco segment wholesale market share increased to 5.7% from 5.5% in the prior year period and retail market share remained at 5.8% in the current period.
•Montego wholesale market share increased to 3.8% from 3.0% in the prior year period and retail market share increased to 3.8% from 3.2% in the prior year period.
•Operating income of $91.6 million, up 2.6% or $2.3 million compared to the prior year period.
•Tobacco segment operating income of $98.1 million, up 5.6% or $5.2 million compared to the prior year period.
•Adjusted EBITDA of $96.0 million, up 3.6% or $3.3 million compared to the prior year period.
•Tobacco Adjusted EBITDA of $99.6 million, up 5.4% or $5.1 million compared to the prior year period.
Full Year 2023 Highlights:
•Consolidated revenues of $1.42 billion, down 1.2% or $16.7 million compared to the prior year.
•Tobacco segment revenues of $1.42 billion, down 0.1% or $0.9 million compared to the prior year.
•Tobacco segment wholesale and retail market share increased to 5.5% and 5.8% from 5.4% and 5.5%, respectively, in the prior year.
•Montego wholesale market share increased to 3.5% from 2.5% in the prior year and retail market share increased to 3.6% from 2.6% in the prior year.
•Operating income of $328.0 million, down 3.2% or $11.0 million compared to the prior year.
•Tobacco segment operating income of $346.7 million, down 0.1% or $0.4 million compared to the prior year.

•Adjusted EBITDA of $363.2 million, up 3.1% or $11.0 million compared to the prior year.
•Tobacco Adjusted EBITDA of $370.6 million, up 5.5% or $19.4 million compared to the prior year.
MIAMI, FL, February 13, 2024 - Vector Group Ltd. (NYSE: VGR) today announced financial results for the three months and year ended December 31, 2023.

“Vector Group delivered a solid performance in 2023 amid a dynamic operating environment, as the successful execution of our targeted investment strategy enabled Montego’s continued growth as the largest discount brand in the United States,” said Howard M. Lorber, President and Chief Executive Officer of Vector Group Ltd. “The Company is well positioned in 2024 and we are confident we have the right strategy and team in place to continue optimizing long-term profit and driving value for our stockholders.”
GAAP Financial Results
Three months ended December 31, 2023 and 2022. Fourth quarter 2023 revenues were $360.4 million, compared to $363.8 million in the fourth quarter of 2022. The Company recorded operating income of $91.6 million in the fourth quarter of 2023, compared to $89.3 million in the fourth quarter of 2022. Net income for the fourth quarter of 2023 was $58.0 million, or $0.37 per diluted common share, compared to $48.2 million, or $0.30 per diluted common share, in the fourth quarter of 2022.
Year ended December 31, 2023 and 2022. For the year ended December 31, 2023, revenues were $1.42 billion, compared to $1.44 billion for the year ended December 31, 2022. The Company recorded operating income of $328.0 million for the year ended December 31, 2023, compared to $339.0 million for the year ended December 31, 2022. Net income for the year ended December 31, 2023 was $183.5 million, or $1.16 per diluted common share, compared to $158.7 million, or $1.01 per diluted common share, for the year ended December 31, 2022.
Non-GAAP Financial Measures
Three months ended December 31, 2023 compared to the three months ended December 31, 2022
Adjusted EBITDA (as described in Table 2 attached hereto) were $96.0 million for the fourth quarter of 2023, compared to $92.7 million for the fourth quarter of 2022.
Adjusted Net Income (as described in Table 3 attached hereto) was $57.5 million, or $0.36 per diluted share, for the fourth quarter of 2023, compared to $48.9 million, or $0.31 per diluted share, for the fourth quarter of 2022.
Adjusted Operating Income (as described in Table 4 attached hereto) was $91.6 million for the fourth quarter of 2023, compared to $89.4 million for the fourth quarter of 2022.
Year ended December 31, 2023 compared to the year ended December 31, 2022
Adjusted EBITDA (as described in Table 2 attached hereto) were $363.2 million for the year ended December 31, 2023, compared to $352.2 million for the year ended December 31, 2022.
Adjusted Net Income (as described in Table 3 attached hereto) was $194.3 million, or $1.23 per diluted share, for the year ended December 31, 2023, compared to $153.4 million, or $0.97 per diluted share, for the year ended December 31, 2022.
Adjusted Operating Income (as described in Table 4 attached hereto) was $346.1 million for the year ended December 31, 2023, compared to $337.1 million for the year ended December 31, 2022.
Consolidated Balance Sheet
Vector Group maintained significant liquidity at December 31, 2023 with cash and cash equivalents of $268.6 million, including $16.8 million of cash from the Tobacco segment, investment securities of $110.9 million and long-term investments of $46.8 million.
Vector Group continued its longstanding history of paying a quarterly cash dividend in the fourth quarter of 2023. For the year ended December 31, 2023, Vector Group returned a total of $127.0 million to stockholders at a quarterly rate of $0.20 per common share.

Tobacco Segment Financial Results
For the fourth quarter of 2023, the Tobacco segment had revenues of $360.4 million, compared to $363.8 million for the fourth quarter of 2022. For the year ended December 31, 2023, the Tobacco segment had revenues of $1.42 billion, compared to $1.43 billion for the year ended December 31, 2022.
Operating Income from the Tobacco segment was $98.1 million and $346.7 million for the three months and year ended December 31, 2023, respectively, compared to $93.0 million and $347.0 million for the three months and the year ended December 31, 2022, respectively.
Non-GAAP Financial Measures
Tobacco Adjusted Operating Income (as described in Table 5 attached hereto) for the fourth quarter of 2023 was $98.1 million compared to $93.0 million for the fourth quarter of 2022. Tobacco Adjusted Operating Income for the year ended December 31, 2023 was $364.7 million, compared to $345.2 million for the year ended December 31, 2022.
Operational Metrics
For the fourth quarter of 2023, the Tobacco segment had conventional cigarette (wholesale) shipments of approximately 2.37 billion units, compared to 2.56 billion units for the fourth quarter of 2022. For the year ended December 31, 2023, the Tobacco segment had conventional cigarette (wholesale) shipments of approximately 9.69 billion units, compared to 10.35 billion units for the year ended December 31, 2022.
According to data from Management Science Associates, Inc., for the fourth quarter of 2023, the Tobacco segment’s wholesale market share increased to 5.7%, from 5.5% for the fourth quarter of 2022. For the year ended December 31, 2023, the Tobacco segment’s wholesale market share increased to 5.5%, from 5.4% for the year ended December 31, 2022. For the fourth quarter of 2023, Montego’s wholesale market share increased to 3.8%, from 3.0% for the fourth quarter of 2022. For the year ended December 31, 2023, Montego’s wholesale market share increased to 3.5%, from 2.5% for the year ended December 31, 2022. The Tobacco segment’s wholesale shipments in the fourth quarter of 2023 declined by 7.4% compared to the fourth quarter of 2022, while the industry’s overall wholesale shipments declined by 9.5%. The Tobacco segment’s wholesale shipments for the year ended December 31, 2023 declined by 6.2% compared to the year ended December 31, 2022, while the industry’s overall wholesale shipments declined by 7.5%.
According to data from Management Science Associates, Inc., for the fourth quarter of 2023, the Tobacco segment’s retail market share remained at 5.8% compared to the fourth quarter of 2022. For the year ended December 31, 2023, the Tobacco segment’s retail market share increased to 5.8%, from 5.5% for the year ended December 31, 2022. For the fourth quarter of 2023, Montego’s retail market share increased to 3.8%, from 3.2% for the fourth quarter of 2022. For the year ended December 31, 2023, Montego’s retail market share increased to 3.6%, from 2.6% for the year ended December 31, 2022. The Tobacco segment’s retail shipments in the fourth quarter of 2023 declined by 8.4% compared to the fourth quarter of 2022, while the industry’s overall retail shipments declined by 8.5%. The Tobacco segment’s retail shipments for the year ended December 31, 2023 declined by 3.4% compared to the year ended December 31, 2022, while the industry’s overall retail shipments declined by 8.3%.
Non-GAAP Financial Measures
Adjusted EBITDA, Adjusted Net Income, Adjusted Operating Income, Tobacco Adjusted Operating Income and Tobacco Adjusted EBITDA (the “Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussions and analysis of its results of operations and enhance an understanding of its operating performance. The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies.
Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company’s business, and management does and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company’s business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company’s measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies.
Reconciliations of Non-GAAP Financial Measures to the comparable GAAP financial results for the fourth quarter and full year ended December 31, 2023 and 2022 are included in Tables 2 through 5.

Conference Call to Discuss Fourth Quarter and Full Year 2023 Results
As previously announced, the Company will host a conference call and webcast on Wednesday, February 14, 2024 at 8:00 AM (ET) to discuss its fourth quarter and full year results. Investors may access the call via live webcast at https://www.webcaster4.com/Webcast/Page/2271/49823. Please join the webcast at least ten minutes prior to the start time.

A replay of the call will be available shortly after the call ends on February 14, 2024 through February 28, 2024 at https://www.webcaster4.com/Webcast/Page/2271/49823.
About Vector Group Ltd.
Vector Group is a holding company for Liggett Group LLC, Vector Tobacco LLC, and New Valley LLC. Additional information concerning the Company is available on the Company’s website, www.VectorGroupLtd.com.
Investors and others should note that we may post information about the Company or its subsidiaries on our website at www.VectorGroupLtd.com and/or at the websites of those subsidiaries or, if applicable, on their accounts on LinkedIn, Twitter or other social media platforms. It is possible that the postings or releases could include information deemed to be material information. Therefore, we encourage investors, the media and others interested in the Company to review the information we post on our website at www.VectorGroupLtd.com, on the websites of our subsidiaries and on their social media accounts.
Forward-Looking and Cautionary Statements
This press release includes forward-looking statements within the meaning of the federal securities law. All statements other than statements of historical or current facts made in this document are forward-looking. We identify forward-looking statements in this document by using words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may be,” “continue,” “could,” “potential,” “objective,” “plan,” “seek,” “predict,” “project” and “will be” and similar words or phrases or their negatives. Forward-looking statements reflect our current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons.
Risks and uncertainties that could cause our actual results to differ significantly from our current expectations are described in our Annual Report on Form 10-K for the year ended December 31, 2022 and, when filed, in our Annual Report on Form 10-K for the year ended December 31, 2023. We undertake no responsibility to publicly update or revise any forward-looking statement except as required by applicable law.

[Financial Tables Follow]

TABLE 1
VECTOR GROUP LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Revenues:
Tobacco*	$360,350	$363,770	$1,424,268	$1,425,125
Real estate	—	—	—	15,884
Total revenues	360,350	363,770	1,424,268	1,441,009

Expenses:
Cost of sales:
Tobacco*	238,398	247,582	965,348	991,331
Real estate	—	—	—	7,327
Total cost of sales	238,398	247,582	965,348	998,658

Operating, selling, administrative and general expenses	30,352	26,837	112,086	103,102
Litigation settlement and judgment expense	10	79	18,799	239
Operating income	91,590	89,272	328,035	339,010

Other income (expenses):
Interest expense	(26,763)	(27,245)	(108,617)	(110,665)
(Loss) gain on extinguishment of debt	(368)	—	(549)	412
Equity in earnings (losses) from investments	1,403	177	1,262	(4,995)
Equity in (losses) earnings from real estate ventures	(2,598)	(1,706)	2,202	(5,946)
Other, net	10,601	7,789	26,119	2,746
Income before provision for income taxes	73,865	68,287	248,452	220,562
Income tax expense	15,868	20,137	64,926	61,861

Net income	$57,997	$48,150	$183,526	$158,701

Per basic common share:

Net income applicable to common shares	$0.37	$0.30	$1.17	$1.01

Per diluted common share:

Net income applicable to common shares	$0.37	$0.30	$1.16	$1.01
* Revenues and cost of sales include federal excise taxes of $118,752, $128,756, $486,263 and $520,760 for the three months and year ended December 31, 2023 and 2022, respectively.

TABLE 2
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022

Net income	$57,997	$48,150	$183,526	$158,701
Interest expense	26,763	27,245	108,617	110,665
Income tax expense	15,868	20,137	64,926	61,861
Depreciation and amortization	1,756	1,788	6,941	7,218
EBITDA	$102,384	$97,320	$364,010	$338,445
Equity in (earnings) losses from investments (a)	(1,403)	(177)	(1,262)	4,995
Equity in losses (earnings) from real estate ventures (b)	2,598	1,706	(2,202)	5,946
Loss (gain) on extinguishment of debt	368	—	549	(412)
Stock-based compensation expense (c)	2,687	1,573	10,111	7,848
Litigation settlement and judgment expense (d)	10	79	18,799	239
Impact of MSA settlement (e)	—	—	(734)	(2,123)
Other, net	(10,601)	(7,789)	(26,119)	(2,746)
Adjusted EBITDA	$96,043	$92,712	$363,152	$352,192

Adjusted EBITDA by Segment
Tobacco	$99,625	$94,540	$370,575	$351,131
Real Estate	19	177	313	8,082
Corporate and Other	(3,601)	(2,005)	(7,736)	(7,021)
Total	$96,043	$92,712	$363,152	$352,192

a.Represents equity in (earnings) losses recognized from investments that the Company accounts for under the equity method.
b.Represents equity in losses (earnings) recognized from the Company’s investment in certain real estate ventures that are accounted for under the equity method and are not consolidated in the Company’s financial results.
c.Represents amortization of stock-based compensation.
d.Represents accruals for litigation in the Tobacco segment.
e.Represents the Tobacco segment’s settlement of long-standing disputes related to the Master Settlement Agreement.

TABLE 3
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022

Net income	$57,997	$48,150	$183,526	$158,701

Loss (gain) on extinguishment of debt	368	—	549	(412)
Litigation settlement and judgment expense (a)	10	79	18,799	239
Impact of MSA settlement (b)	—	—	(734)	(2,123)
Impact of net interest expense capitalized to real estate ventures	(1,161)	955	(4,204)	(2,137)
Expense related to Tax Disaffiliation indemnification (c)	—	8	—	589
Adjustment for derivative associated with guarantee	—	—	—	(2,646)
Total adjustments	(783)	1,042	14,410	(6,490)

Tax expense (benefit) related to adjustments	284	(267)	(3,637)	1,144

Adjusted Net Income	$57,498	$48,925	$194,299	$153,355

Per diluted common share:

Adjusted Net Income applicable to common shares	$0.36	$0.31	$1.23	$0.97

a.Represents accruals for litigation in the Tobacco segment.
b.Represents the Tobacco segment’s settlement of long-standing disputes related to the Master Settlement Agreement.
c.Represents amounts accrued under the Company’s Tax Disaffiliation Agreement related to certain tax liabilities of Douglas Elliman Inc. prior to its distribution on December 29, 2021.

TABLE 4
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED OPERATING INCOME
(Unaudited)
(Dollars in Thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022

Operating income	$91,590	$89,272	$328,035	$339,010

Litigation settlement and judgment expense (a)	10	79	18,799	239
Impact of MSA settlement (b)	—	—	(734)	(2,123)
Total adjustments	10	79	18,065	(1,884)

Adjusted Operating Income	$91,600	$89,351	$346,100	$337,126

a.Represents accruals for litigation in the Tobacco segment.
b.Represents the Tobacco segment’s settlement of long-standing disputes related to the Master Settlement Agreement.

TABLE 5
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF TOBACCO ADJUSTED OPERATING INCOME
AND TOBACCO ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022

Tobacco Adjusted Operating Income:
Operating income from Tobacco segment	$98,131	$92,966	$346,673	$347,044

Litigation settlement and judgment expense (a)	10	79	18,799	239
Impact of MSA settlement (b)	—	—	(734)	(2,123)
Total adjustments	10	79	18,065	(1,884)

Tobacco Adjusted Operating Income	$98,141	$93,045	$364,738	$345,160

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022

Tobacco Adjusted EBITDA:
Operating income from Tobacco segment	$98,131	$92,966	$346,673	$347,044

Litigation settlement and judgment expense (a)	10	79	18,799	239
Impact of MSA settlement (b)	—	—	(734)	(2,123)
Total adjustments	10	79	18,065	(1,884)

Tobacco Adjusted Operating Income	98,141	93,045	364,738	345,160

Depreciation and amortization	1,443	1,475	5,686	5,901
Stock-based compensation expense	41	20	151	70
Total adjustments	1,484	1,495	5,837	5,971

Tobacco Adjusted EBITDA	$99,625	$94,540	$370,575	$351,131

a.    Represents accruals for litigation in the Tobacco segment.
b.     Represents the Tobacco segment’s settlement of long-standing disputes related to the Master Settlement Agreement.